SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 4, 2004

PROVIDE COMMERCE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50510	84-1450019
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5005 Wateridge Vista Drive, San Diego, California 92121

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 638-4900

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements—Not Applicable

(b)	Pro Forma Financial Information—Not Applicable

(c)	Exhibits

The following exhibit is furnished as part of this report:

99.1	Press release of Provide Commerce, Inc., dated May 4, 2004, announcing results of operations and financial condition for the three and nine months ended March 31, 2004.

Item 12. Results of Operations and Financial Condition

On May 4, 2004, Provide Commerce, Inc. announced its results of operations and financial condition for the three and nine months ended March 31, 2004. A copy of the press release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference. The information in this current report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and Section 11 of the Securities Act of 1933 or otherwise subject to the liabilities of those sections. Furnishing this current report on Form 8-K does not constitute an admission by Provide Commerce, Inc. as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 12.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDE COMMERCE, INC.

By:	/s/ REX E. BOSEN

Rex E. Bosen
Vice President Finance and Accounting
& Corporate Treasurer

Date: May 4, 2004

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release of Provide Commerce, Inc., dated May 4, 2004, announcing results of operations and financial condition for the three and nine months ended March 31, 2004.

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